                                                                    EXHIBIT 99.1


[MANPOWER LOGO]

                                                                   PRESS RELEASE


                                                         FOR FURTHER INFORMATION
                                                                        CONTACT:

                                                                 Mike Van Handel
                                                         Chief Financial Officer
                                                                  (414) 906-6305


FOR IMMEDIATE RELEASE



                      MANPOWER REPORTS 1ST QUARTER RESULTS


MILWAUKEE, WI, USA, April 15, 2003 - Manpower Inc. (NYSE: MAN) today reported that net income for the three months ended March 31, 2003 was $14.9 million, or 19 cents per diluted share, an increase of 116 percent, from $6.9 million, or 9 cents per diluted share, a year earlier. Revenues for the first quarter were $2.7 billion, an increase of 17 percent from the year-earlier period. Systemwide sales were $2.9 billion. Results for the first quarter were positively impacted by relatively stronger foreign currencies compared to the first quarter of 2002. On a constant currency basis, earnings per share increased 44 percent on a 3 percent improvement in revenues.
         "The Manpower team around the world continues to make progress, despite the downward economic pressure," Manpower Chairman and CEO, Jeffrey A. Joerres, said. "We executed well in all geographies and our results reflect that. Despite the paralysis of the economy, we were able to achieve growth in both revenue and profit.
         "The intra-quarter trends, as well as the figures from the first few weeks in April, indicate that demand for our customers' products and services have stalled, therefore, we are entering the second quarter with caution," Joerres stated. "Given the current trends, we anticipate our second quarter earnings per share to be in the range of 31 to 35 cents, which includes an estimated favorable currency impact of 6 cents."






                                     -MORE-

MANPOWER REPORTS 1ST QUARTER/PAGE 2

         In conjunction with its first quarter earnings release, Manpower will broadcast its conference call live over the Internet on April 15, 2003 at 7:30 a.m. CDT (8:30 a.m. EDT). Interested parties are invited to listen by logging on to http://investor.manpower.com.
         The Systemwide Sales and constant currency amounts included in this press release are further explained on the attached Results of Operations.
         Manpower Inc. is a world leader in the staffing industry, providing workforce management services and solutions to customers through over 3,900 offices in 63 countries. The firm annually provides employment to 2 million people worldwide and is an industry leader in employee assessment and training. Manpower also provides a range of staffing solutions, engagement and consulting services worldwide under the subsidiary brands of Brook Street, Elan, The Empower Group and Jefferson Wells. More information on Manpower Inc. can be found at the company's Web site, www.manpower.com.
         This news release contains statements, including earnings projections, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company's expected future results. The Company's actual results may differ materially from those described or contemplated in the forward-looking statements. Factors that may cause the Company's actual results to differ materially from those contained in the forward-looking statements can be found in the Company's reports filed with the SEC, including its Annual Report on Form 10K for the year ended December 31, 2002, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company's SEC filings.

                                      # # #

                                  Manpower Inc.
                              Results of Operations
                      (In millions, except per share data)


                                                       THREE MONTHS ENDED MARCH 31
                                           -----------------------------------------------------
                                                                              % VARIANCE
                                                                         -----------------------
                                                                             AMOUNT     CONSTANT
                                                  2003          2002        REPORTED    CURRENCY
                                           -----------------------------------------------------
                                                               (Unaudited)

Systemwide sales (a)                            $2,939.4      $2,540.0        15.7%
------------------------------------------------------------------------------------------------

Revenue from services                            2,678.7       2,284.0        17.3%        3.4%
Cost of services                                 2,212.7       1,869.2        18.4%
                                           ----------------------------

  Gross profit                                     466.0         414.8        12.3%       -1.2%

Selling and administrative expenses                433.0         396.1         9.3%       -3.1%
                                           ----------------------------

  Operating profit                                  33.0          18.7        76.5%       38.8%

Interest and other expenses                          8.6           8.0         8.5%
                                           ----------------------------

  Earnings before income taxes                      24.4          10.7       126.7%

Provision for income taxes                           9.5           3.8       145.6%
                                           ----------------------------

  Net earnings                                    $ 14.9         $ 6.9       116.1%       48.1%
                                           ============================



Net earnings per share - basic                    $ 0.19        $ 0.09       111.1%
                                           ============================

Net earnings per share - diluted                  $ 0.19        $ 0.09       111.1%       44.4%
                                           ============================


Weighted average shares - basic                     77.3          76.1         1.6%
                                           ============================

Weighted average shares - diluted                   77.9          77.3         0.7%
                                           ============================


(a) Systemwide sales represents revenue from our branch offices plus the sales activity of locations operating under a franchise agreement with us. Systemwide sales is calculated as follows:

          Revenue from services                 $2,678.7      $2,284.0
          Less:  Franchise fees                      6.0           6.4
          Add:  Franchise sales                    266.7         262.4
                                           ----------------------------
          Systemwide sales                      $2,939.4      $2,540.0
                                           ============================

                                  Manpower Inc.
                             Operating Unit Results
                                  (In millions)


                                                              THREE MONTHS ENDED MARCH 31
                                                 -------------------------------------------------------
                                                                                     % VARIANCE
                                                                                ------------------------
                                                                                   AMOUNT      CONSTANT
                                                         2003          2002       REPORTED     CURRENCY
                                                 -------------------------------------------------------
                                                                      (Unaudited)
Revenues from services:
  United States (a)                                     $ 463.5       $ 428.7        8.1%          8.1%
  France                                                  954.6         767.1       24.4%          1.6%
  EMEA                                                    886.4         764.2       16.0%         -1.6%
  Other Operations                                        374.2         324.0       15.5%         12.9%
                                                 -----------------------------
                                                      $ 2,678.7     $ 2,284.0       17.3%          3.4%
                                                 =============================

Operating Unit Profit:
  United States                                           $ 2.7        $ (4.9)        N/A           N/A
  France                                                   26.9          22.2       21.5%         -1.0%
  EMEA                                                      9.8          11.0      -10.6%        -25.0%
  Other Operations                                          2.4          (1.8)        N/A           N/A
                                                 -----------------------------
                                                           41.8          26.5
Corporate expenses                                          8.8           7.8
Amortization of intangibles                                   -             -
                                                 -----------------------------
    Operating profit                                       33.0          18.7       76.5%         38.8%
Interest and other expense (b)                              8.6           8.0
                                                 -----------------------------
    Earnings before taxes                                $ 24.4        $ 10.7
                                                 =============================



(a) Systemwide sales in the United States represents revenue from our branch offices plus the sales activity of locations operating under a franchise agreement with us. Systemwide sales in the United States is calculated as follows:

          Revenue from services                   $     463.5    $     428.7
          Less:  Franchise fees                             5.2           4.9
          Add:  Franchise sales                           229.6         230.2
                                                 -----------------------------
          Systemwide sales                        $     687.9    $     654.0
                                                 =============================

(b) The components of interest and other expense (income) were:

        Interest expense                                 $ 10.0         $ 9.9
        Interest income                                    (2.4)         (2.6)
        Foreign exchange (gains) losses                    (1.2)          0.2
        Miscellaneous, net                                  2.2           0.5
                                                 -----------------------------
                                                          $ 8.6         $ 8.0
                                                 =============================


                                  Manpower Inc.
                           Consolidated Balance Sheets
                                  (In millions)


                                                           MAR. 31    DEC. 31
                                                            2003        2002
                                                          --------    --------
                                                        (Unaudited)
ASSETS
Current assets:
  Cash and cash equivalents                               $  328.7    $  284.0
  Accounts receivable, net                                 2,137.2     2,214.2
  Prepaid expenses and other assets                           80.9        76.0
  Future income tax benefits                                  76.3        79.1
                                                          --------    --------
      Total current assets                                 2,623.1     2,653.3

OTHER ASSETS:
  Intangible assets, net                                     542.7       545.7
  Investments in licensees                                    62.2        60.5
  Other assets                                               272.4       253.4
                                                          --------    --------
      Total other assets                                     877.3       859.6

PROPERTY AND EQUIPMENT:
  Land, buildings, leasehold improvements and equipment      543.7       533.4
  Less:  accumulated depreciation and amortization           360.2       344.6
                                                          --------    --------
    Net property and equipment                               183.5       188.8
                                                          --------    --------
        Total assets                                      $3,683.9    $3,701.7
                                                          ========    ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                        $  478.4    $  447.0
  Employee compensation payable                               96.7        96.2
  Accrued liabilities                                        263.9       295.7
  Accrued payroll taxes and insurance                        332.7       391.6
  Value added taxes payable                                  306.0       309.0
  Short-term borrowings and current
    maturities of long-term debt                              19.8        22.8
                                                          --------    --------
      Total current liabilities                            1,497.5     1,562.3

OTHER LIABILITIES:
  Long-term debt                                             810.1       799.0
  Other long-term liabilities                                347.1       340.5
                                                          --------    --------
      Total other liabilities                              1,157.2     1,139.5

SHAREHOLDERS' EQUITY:
  Common stock                                                 0.9         0.9
  Capital in excess of par value                           1,702.8     1,696.2
  Accumulated deficit                                       (274.8)     (289.7)
  Accumulated other comprehensive income (loss)             (115.9)     (123.7)
  Treasury stock, at cost                                   (283.8)     (283.8)
                                                          --------    --------
      Total shareholders' equity                           1,029.2       999.9
                                                          --------    --------
        Total liabilities and shareholders' equity        $3,683.9    $3,701.7
                                                          ========    ========


                                  Manpower Inc.
                      Consolidated Statements of Cash Flows
                                  (In millions)

                                                              THREE MONTHS ENDED
                                                                    MARCH 31
                                                              -------------------
                                                               2003         2002
                                                              -------------------
                                                                  (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net earnings                                                $ 14.9       $  6.9
  Adjustments to reconcile net earnings to net
    cash provided by operating activities:
      Depreciation and amortization                             15.6         14.9
      Amortization of discount on convertible debentures         1.9          1.8
      Deferred income taxes                                      3.6          1.2
      Provision for doubtful accounts                            3.0          4.9
      Changes in operating assets and liabilities:
        Accounts receivable                                    124.6         40.0
        Other assets                                            (1.3)       (12.1)
        Other liabilities                                     (103.1)       (27.2)
                                                              ------       ------
          Cash provided by operating activities                 59.2         30.4
                                                              ------       ------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                         (12.1)       (14.1)
  Acquisitions of business, net of cash acquired                (0.7)       (21.5)
  Proceeds from the sale of property and equipment               1.0          1.3
                                                              ------       ------
          Cash used by investing activities                    (11.8)       (34.3)
                                                              ------       ------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net repayments of short-term facilities
    and long-term debt                                         (13.6)        (7.0)
  Proceeds from stock option and purchase plans                  6.6          9.2
  Repurchase of common stock                                       -        (30.7)
                                                              ------       ------
          Cash used by financing activities                     (7.0)       (28.5)

Effect of exchange rate changes on cash                          4.3         (2.6)
                                                              ------       ------
Change in cash and cash equivalents                             44.7        (35.0)

Cash and cash equivalents, beginning of period                 284.0        245.8
                                                              ------       ------
Cash and cash equivalents, end of period                      $328.7       $210.8
                                                              ======       ======

